                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of Earliest Event Reported)

                           July 12, 1994
                            July 7, 1994

                          AST RESEARCH, INC.
        (Exact name of registrant as specified in its charter)


                               Delaware
            (State or other jurisdiction of incorporation)


                0-13941                          95-3525565
         (Commission File Number)         (IRS Employer Identification No.)


            16215 Alton Parkway
             Irvine, California                        92718
     (Address of principal executive offices)        (Zip Code)

 	       Registrant's telephone number, including area code
      			      (714) 727-4141


                               NOT APPLICABLE
          (Former name or former address, if changed since last report.)




  Exhibit Index on Page 2                                   Page 1 of 6

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Item 5.  Other Events

On July 12, 1994, the Company announced that James T. Schraith was named President and Chief Operating Officer of the Registrant and Bruce C. Edwards as Executive Vice President effective on July 7, 1994. Effective July 11, 1994, both James T. Schraith and Bruce C. Edwards were also appointed to the Registrant's Board of Directors. A copy of the press release is attached as
Exhibit 99 to this Report, and is incorporated herein by this reference.




Item 7.  Financial Statements and Exhibits


                                                                                       Sequentially
  Exhibit                                                                               Numbered
  Number       Description                                                                Page
  ------       -------------                                                           ------------

   99           Press release issued by the Registrant on July 12, 1994, announcing     3-6
		James T. Schraith as President and Chief Operating Officer and
		Bruce C. Edwards as Executive Vice President of the Registrant
		and election of both James T. Schraith and Bruce C. Edwards to
		the Board of Directors of the Registrant.





                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AST Research, Inc.
                                         ________________________
                                          (Registrant)


                                         By /s/ Bruce C. Edwards
                                         ------------------------
                                         Bruce C. Edwards
                                         Executive Vice President
                                         and Chief Financial Officer





  Date:  July 12, 1994

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